SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 of 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 November 30, 2001

NMS Communications Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation or Organization)

0-23282	04-2814586
(Commission File Number)	(I.R.S. Employer Identification No.)
100 Crossing Boulevard, Framingham, Massachusetts	01760
(Address of Principal Executive Offices)	(Zip Code)

(508) 620-9300
(Registrant's telephone number, including area code)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On November 30, 2001, NMS Communications Corp. (NASDAQ: NMSS) (the "Registrant", the "Company" or "NMS"), acquired the voice enhancement and echo cancellation business of Lucent Technologies ("Lucent"). Under the terms of the agreement, NMS paid cash totaling $60 million for all assets of this business. NMS also entered into a multi-year agreement to serve as the exclusive supplier of stand-alone voice enhancement and echo cancellation systems for Lucent, as Lucent continues to supply these systems to its global service provider customers. This agreement also allows NMS to expand its market reach by establishing new alliances with other communications equipment suppliers and service providers. NMS also licensed from Lucent a substantial portfolio of complementary intellectual property to support the development efforts and growth of the acquired business.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  Financial Statements of Business Acquired.

    NMS intends to provide the financial statements required by this item under cover of a Form 8-K/A within the time allowed for such filing by Item 7 (a) of this form.

  (b)
  Pro Forma Financial Information

    Pro forma financial information will be filed under cover of a Form 8-K/A within the time allowed for such filing by Item 7 (b) of this form.

  (c)
  Exhibits:

2.7	Asset Purchase Agreement, dated October 15, 2001, by and between the Registrant and Lucent Technologies, Inc. (filed with the Registrant's Form 10-Q for the quarter ended September 30, 2001).
10.29
Supply Agreement, dated November 30, 2001, between the Registrant and Lucent Technologies, Inc. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits referred to in the agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.
10.30
Intellectual Property Agreement, dated November 30, 2001, by and among the Registrant and Lucent Technologies, Inc. and Lucent Technologies GRL Corporation relating to the sale of Lucent's Echo Cancellation Business. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits referred to in the agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request. Confidential treatment has been requested as to certain portions of this agreement pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Confidential portions have been filed separately with the Securities and Exchange Commission.
20.1	Press Release of the Registrant, dated October 15, 2001, announcing the Registrant's agreement to acquire the voice enhancement and echo cancellation business of Lucent.
20.2	Press Release of the Registrant, dated December 3, 2001, announcing the completion of the registrant's acquisition of the voice enhancement and echo cancellation business of Lucent.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NMS COMMUNICATIONS CORPORATION
December 14, 2001	By:	/s/ ROBERT P. SCHECHTER Name: Robert P. Schechter Title: President, Chief Executive Officer and Chairman of the Board of Directors
December 14, 2001	By:	/s/ ROBERT E. HULT Name: Robert E. Hult Title: Senior Vice President of Finance and Operations, Chief Financial Officer and Treasurer